Conformed Version

AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT
AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT (this “Amendment No. 1”), dated as of November 29, 2017, among ALLIANCEBERNSTEIN L.P., a Delaware limited partnership (together with its successors and assigns, the “Company”), SANFORD C. BERNSTEIN & CO., LLC, a Delaware limited liability company (together with its successors and assigns, “Sanford Bernstein” and, together with the Company, the “Borrowers”) and INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, as the administrative agent for the Banks (in such capacity, the “Administrative Agent”) and as a Bank. Capitalized terms used but not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement referred to below.
W I T N E S S E T H
WHEREAS, the Borrowers, the General Partner, the Banks and the Administrative Agent are parties to a Credit Agreement, dated as of December 1, 2016 (as amended, supplemented or otherwise modified through, but not including, the date hereof, the “Credit Agreement”); and
WHEREAS, the Borrowers, the General Partner, the Banks and the Administrative Agent wish to amend the Credit Agreement as herein provided.
NOW, THEREFORE, the Borrowers, the General Partner, the Banks and the Administrative Agent hereby agree as follows:
Section 1.References. From and after the Amendment No. 1 Effective Date (as defined in Section 3.5 hereof), each reference to “hereof”, “hereunder”, “herein” and “hereby”, each reference to “this Credit Agreement”, and each other similar reference contained in the Credit Agreement shall refer to the Credit Agreement as amended hereby.
Section 2.Amendment to the Credit Agreement.
2.1    The definition of “Maturity Date” appearing in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
““Maturity Date”. November 28, 2018.”
Section 3.Miscellaneous Provisions.
3.1    To induce the Administrative Agent and the Bank to enter into this Amendment No. 1, each of the Company, the General Partner and Sanford Bernstein hereby (A) represents and warrants that (i) no Event of Default has occurred and is continuing as of the Amendment No. 1 Effective Date (as defined in Section 3.5 hereof), both immediately before and after giving effect to this Amendment No. 1 and (ii) all of the representations and warranties contained in the Credit Agreement and the other Loan Documents to which any of the Company, the General Partner and Sanford Bernstein is a party are true and correct in all material respects on the Amendment No. 1 Effective Date (except to the extent any such representation or warranty speaks only as of an earlier date, in which case it was true and correct in all material respects on and as of such earlier date); provided, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates; and (B) acknowledges and agrees that after giving effect to this Amendment No. 1, all of the Company’s, the General Partner’s and Sanford Bernstein’s Obligations under the Loan Documents are reaffirmed and remain in full force and effect.
3.2    This Amendment No. 1 is limited as specified herein and, except as expressly provided herein, shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.
3.3    This Amendment No. 1 may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.
3.4    THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
3.5    This Amendment No. 1 shall become effective on November 29, 2017 (the “Amendment No. 1 Effective Date”), provided that each of the following conditions shall have been satisfied:
(i)    the Administrative Agent shall have received a duly executed copy of this Amendment No. 1 from each of the Company, the General Partner and Sanford Bernstein;
(ii)    all reasonable out-of-pocket expenses of the Administrative Agent (including, without limitation, reasonable legal fees and expenses) incurred in connection with the transaction contemplated by this Amendment No. 1 shall be paid;
(iii)    the Administrative Agent shall have received a certificate, dated on or about the Amendment No. 1 Effective Date and executed by an authorized officer of each of the Company, the General Partner and Sanford Bernstein certifying on behalf of the applicable party that the representations and warranties made by such party in Section 3.1 hereof are true and correct as of the Amendment No. 1 Effective Date;
(iv)    the Administrative Agent shall have received a certificate, dated on or about the Amendment No. 1 Effective Date and executed by an authorized officer of each of the Company, the General Partner and Sanford Bernstein containing the documents described in clause (v) immediately below and specimen signatures of the authorized signatories of each of the Company, the General Partner and Sanford Bernstein authorized to execute this Amendment No. 1 and other documents in connection with transactions contemplated by the Loan Documents or this Amendment No. 1; and
(v)    the Administrative Agent shall have received:
(A)Charter Documents. A copy of the certificate of limited partnership, certificate of formation or certificate of incorporation of each of the Company, the General Partner and Sanford Bernstein certified by an authorized officer of such party to be true and correct as of the Amendment No. 1 Effective Date, to the extent there has been any modification to such organizational document of such party since December 1, 2016 or a certification by an officer of such party that there has been no modification to the certificate of limited partnership, certificate of formation or certificate of incorporation of such party since December 1, 2016;
(B)Bylaws. A copy of the limited partnership agreement, limited liability company agreement or by-laws of each of the Company, the General Partner and Sanford Bernstein certified by an authorized officer of such party to be true and correct as of the Amendment No. 1 Effective Date, to the extent there has been any modification to the limited partnership agreement, limited liability company agreement or by-laws of such party since December 1, 2016 or a certification by an authorized officer of such party that there has been no modification to the limited partnership agreement, limited liability company agreement or by-laws of such party since December 1, 2016;
(C)Resolutions. Evidence reasonably satisfactory to the Banks and the Administrative Agent that all partnership, corporate or limited liability company actions necessary for the due and valid execution, delivery, and performance by each Borrower of this Amendment No. 1 and the other Loan Documents to which it is or is to become a party, and all corporate actions necessary for the General Partner to cause the Company to duly execute, deliver, and perform this Amendment No. 1 and the other Loan Documents to which the Company is or is to become a party, shall have been duly and validly taken and that such actions shall be in full force and effect as of the Amendment No. 1 Effective Date.
(D)Incumbency. An incumbency certificate, including specimen signatures, of the authorized signatories of each of the Company, the General Partner and Sanford Bernstein authorized to execute this Amendment No. 1 and other documents in connection with the transaction contemplated by the Loan Documents and this Amendment No. 1 on behalf of such party.
(vi)    Each of the Banks and the Administrative Agent shall have received a favorable legal opinion addressed to the Banks and the Administrative Agent, dated as of the Amendment No. 1 Effective Date from Sidley Austin LLP, special counsel to the Borrowers.
[Balance of the Page Intentionally Left Blank and Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment No. 1 as of the date first above written.

BORROWERS:
ALLIANCEBERNSTEIN L.P.

By:	/s/ Raymond Carli
Name: Raymond Carli
Title: Senior Vice President and Treasurer

SANFORD C. BERNSTEIN & CO., LLC

By:	/s/ Edward Farrell
Name: Edward Farrell
Title: Senior Vice President and Chief Financial Officer

GENERAL PARTNER:
ALLIANCEBERNSTEIN CORPORATION

By:	/s/ David Lesser
Name: David Lesser
Title: Corporate Secretary

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH,
as the Administrative Agent and a Bank

By: /s/ Arquello Semidey
Name: Arquello Semidey
Title: Director

By: /s/ Shulin Peng
Name: Shulin Peng
Title: Managing Director

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AMERICAS 93811277